UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

CAPSTONE GREEN ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15957	20-1514270
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

(818) 734-5300

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	CGEH	OTCID

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

The disclosure set forth under Item 2.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 1.01.

Note Purchase Agreement Amendment

On August 13, 2025, Capstone Green Energy Holdings, Inc., a Delaware corporation (the “Company”) entered into the Consent to Cal Micro Acquisition and Second Amendment (the “Consent and Second Amendment”) to the Note Purchase Agreement, dated December 7, 2023 (as amended, the “NPA”), by and among Capstone Green Energy LLC, a Delaware limited liability company (the “Buyer”), the Company  and Capstone Turbine Financial Services, LLC, a Delaware limited liability company, as guarantors (the “Guarantors”), Goldman Sachs Specialty Lending Group, L.P., a Delaware limited partnership, as collateral agent (the “Collateral Agent”) for the Purchasers from time to time party thereto and Capstone Distributor Support Services Corporation, a Delaware corporation, as Purchaser. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the NPA, as amended by the Consent and Second Amendment.

The Consent and Second Amendment provides for the Collateral Agent and Purchaser’s consent to the acquisition of the Target (as defined below) described in Item 2.01 of this Current Report on Form 8-K (the “Cal Micro Acquisition”), subject to the Target becoming a guarantor under the NPA on the Closing Date. The Consent and Second Amendment also contains certain clarifying amendments relating to the Cal Micro Acquisition.

The foregoing description of the Consent and Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Consent and Second Amendment, which is filed herewith as Exhibit 4.1 and is incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets

On August 13, 2025 (the “Closing Date”), the Buyer entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Cal Micro Holdco, Inc., a California corporation (the “Seller”), the Indirect Sellers party thereto (and, together with the Seller, the “Seller Parties”), pursuant to which, on the Closing Date, among other things, Buyer acquired all of the outstanding membership interests (the “Company Equity Securities”) of Cal Microturbine, LLC, a Delaware limited liability company (the “Target”), from Seller free and clear of any liens.

The Target is an authorized distributor of Buyer’s products and specializes in providing equipment, parts and service for Buyer’s systems throughout the state of California.

Under the terms of the Purchase Agreement, the total consideration to be paid by Buyer to Seller is $10,000,000 (the “Base Amount”), plus the right to certain contingent post-closing payments (the “Consideration”). An amount equal to $6,000,000, less seller transaction expenses, is payable from Buyer to Seller at closing.  $4,000,000 of the Base Amount is to be paid from Buyer to Seller via 24 monthly installment payments from January 2026 through December 2027. As a condition to closing, the Target’s bank account will contain no less than $7,250,000, all of which will remain in the Target’s bank account for the benefit of the Buyer from and after closing, without adjustment to the Base Amount. Buyer will also be the beneficiary of the Target’s projected positive net working capital position at closing, without adjustment to the Base Amount. 100% of the Consideration is expected to be fully self-funded using the Target’s available cash at closing and committed future cash flows.

In addition to the Base Amount, Seller is entitled to receive certain post-closing payments contingent upon Buyer’s or the Target’s receipt of cash for specified pre-closing purchase orders and transactions, in each case if such cash is actually received by Buyer or the Target, as applicable, on or before March 7, 2026. The amounts payable to Seller in connection with such pre-closing purchase orders and transactions are computed as a percentage (15% or 10%, as applicable, depending on the purchase order or transaction) of such cash actually collected.  The Buyer may offset any valid indemnification claims against amounts otherwise due to Seller as post-closing installment and contingent payments.

In connection with, and as a condition to, closing the Cal Micro Acquisition, pending disputes between the parties have been resolved, including entry into full releases of current claims among the parties (the “Releases”). The Purchase

Agreement and the Releases require certain parties to the Purchase Agreement to dismiss the previously disclosed arbitration proceedings in which the Target and its affiliates claimed that the Buyer and its affiliates breached the distribution agreement between the parties and committed fraud and the Buyer and its affiliates counterclaimed, alleging various violations of the distribution agreement, as previously disclosed in the Company’s filings with the Securities and Exchange Commission.  In providing the Releases, the parties release one another from any claims or liabilities in respect of such arbitration proceedings.

The Seller Parties and Buyer each make comprehensive representations and warranties about their authority to enter into the transaction, their organizational standing, and other matters.  The Seller Parties provide additional assurances about the Target’s business operations, contracts, real property leases, financial statements, taxes, intellectual property, and employment matters.  Certain representations and warranties are identified as “Fundamental Representations,” which remain in effect for a longer survival period.  The Purchase Agreement also contains customary covenants including restrictive covenants, pursuant to which each Seller Party undertakes not to compete with Buyer or the Target’s business for a period of three (3) years after the Closing Date.  The Seller Parties are also prohibited from soliciting employees, customers, or suppliers of the Target during that same period.  Additional confidentiality and non-disparagement obligations also apply, limiting the Seller Parties’ ability to disclose or use certain information obtained through the Target.

The Purchase Agreement includes indemnification provisions whereby the Seller Parties agree to indemnify Buyer for (i) breaches of any representations, warranties, (ii) failing to perform covenants, (iii) unpaid indebtedness and transaction expenses, (iv) pre-closing taxes, and (v) other items as more particularly set forth in the Purchase Agreement.  Buyer, in turn, agrees to indemnify the Seller Parties for (i) breaches of any representations, warranties and (ii) failing to perform covenants.  Non-fundamental representations survive for 18 months post-closing, while fundamental representations survive until 30 days following the applicable statute of limitations.  A monetary threshold of $50,000 applies for breaches of non-fundamental representations before indemnification obligations arise, and there are specified caps on the indemnifying parties’ liability except in cases of fraud or intentional misrepresentation.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement has been filed as an exhibit hereto to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about the Target.  The representations, warranties and covenants set forth in the Purchase Agreement were made solely between the parties to the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement.  Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders or may have been used for the purpose of allocating risk between the parties to the Purchase Agreement rather than establishing matters as facts.  Information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Buyer’s or any of its affiliates’ public disclosures.  For the foregoing reasons, no person should rely on the warranties as statements of factual information at the time they were made or otherwise.

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 12, 2025, the Company held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the close of business on June 13, 2025, the record date for the Annual Meeting (the “Record Date”), 18,839,849 shares of the Company’s voting common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding, and each holder of the Company’s Common Stock as of the Record Date was entitled to one vote for each share of Common Stock held by such stockholder on that date. Holders of the Company’s non-voting common stock, par value $0.001 per share, were not entitled to notice of, or to vote at, the Annual Meeting. At the Annual Meeting, stockholders entitled to a total of 12,356,615 votes, or approximately 65.58% of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting, were present or represented by proxy, constituting a quorum. The final voting results on the proposals presented for stockholder approval at the Annual Meeting were as follows:

Proposal 1: The election of the following individuals to the Company’s board of directors as Class I and Class II directors to serve until the Company’s 2027 (in the case of the Class I director) and 2028 (in the case of the Class I directors) annual meeting of stockholders or until their respective successor has been elected and qualified.

Director	Votes For	Votes Withheld	Broker Non-Votes
Robert F. Beard	6,226,338	128,565	6,001,712
Robert C. Flexon	6,211,111	143,792	6,001,712
Robert F. Powelson	6,204,100	150,803	6,001,712
Denise M. Wilson	6,200,393	154,510	6,001,712

Mr. Beard was elected as a Class I director of the Company to serve until the Company’s 2027 annual meetings of stockholders or until the election and qualification of his successor in office, subject to his earlier death, resignation, retirement, disqualification or removal. Each of Mr. Flexon, Mr. Powelson and Ms. Wilson was re-elected as a Class II director of the Company to serve until the Company’s 2028 annual meeting of stockholders or until the election and qualification of his or her successor in office, subject to his or her earlier death, resignation, retirement, disqualification or removal.

Proposal 2: A non-binding advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,550,027	513,091	291,785	6,001,712

The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Proposal 3: Approval of an amendment to the Capstone Green Energy Holdings, Inc. 2023 Equity Incentive Plan to increase the number of shares available for issuance under the Equity Incentive Plan by 1,000,000.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,141,938	1,072,516	140,449	6,001,712

The stockholders voted to approve the proposed amendment to the Capstone Green Energy Holdings, Inc. 2023 Equity Incentive Plan.

Proposal 4: Ratification of the appointment of CBIZ CPAs PC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026.

Votes For	Votes Against	Votes Abstained
11,819,936	199,739	336,940

The stockholders voted to ratify the appointment of CBIZ CPAs PC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026.

Item 7.01	Regulation FD Disclosure

On August 14, 2025, the Company issued a press release announcing the completion of the Cal Micro Acquisition. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated hereby reference.

On August 14, 2025, the Company issued a press release announcing the election of Robert F. Beard to its Board. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1*

Equity Purchase Agreement (the “Purchase Agreement”), dated August 13, 2025, by and among Capstone Green Energy LLC, a Delaware limited liability company (“Buyer”), Cal Micro Holdco, Inc., a California corporation, (“Seller”) and the Indirect Sellers party thereto.

4.1

Consent and Second Amendment to Note Purchase Agreement, dated as of August 13, 2025, by and among Capstone Green Energy Holdings, Inc., Capstone Green Energy LLC, Capstone Turbine Financial Services, LLC, Goldman Sachs Specialty Lending Group, L.P. and the Purchaser party thereto.

99.1	Press Release, dated August 14, 2025 (furnished herewith).
99.2	Press Release, dated August 14, 2025 (furnished herewith).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

*Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K and portions of this exhibit have been redacted pursuant to Item 601(b)(2) of Regulation S-K. The Company will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE GREEN ENERGY HOLDINGS, INC.

Date: August 14, 2025	By:	/s/ John J. Juric
Name: John J. Juric
Title: Chief Financial Officer